united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, NE 681370

(Address of principal executive offices) (Zip code)

James Ash

Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 9/30/15

Item 1. Schedule of Investments.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2015
Principal Amount ($)			Yield (%)	Maturity	Value
		BONDS & NOTES - 36.3%
		AGRICULTURE - 1.0%
1,949,000		Vector Group Ltd. (a)	7.7500	2/15/2021	$ 2,060,824

		AUTO PARTS & EQUIPMENT - 0.7%
1,750,000		Titan International, Inc.	6.8750	10/1/2020	1,466,719

		BANKS - 0.7%
1,100,000		Lloyds TSB Bank PLC (a,b,c)	12.0000	Perpetual	1,578,500

		BEVERAGES - 0.6%
1,330,000		Beverages & More, Inc. (b)	10.0000	11/15/2018	1,276,800

		BIOTECHNOLOGY - 1.3%
3,000,000		AMAG Pharmaceuticals, Inc. (b)	7.8750	9/1/2023	2,872,500

		CHEMICALS - 1.2%
1,250,000		Cornerstone Chemical Co. (a,b)	9.3750	3/15/2018	1,300,000
500,000		Cornerstone Chemical Co. (a)	9.3750	3/15/2018	520,000
750,000		HIG BBC Intermediate Holdings LLC / HIG BBC Holdings Corp. (a,b,c,d)	10.5000	9/15/2018	733,125
					2,553,125
		COMMERCIAL SERVICES - 2.7%
2,000,000		Constellis Holdings LLC / Constellis Finance Corp. (b)	9.7500	5/15/2020	1,820,000
1,994,000		Global Cash Access, Inc. (b)	10.0000	1/15/2022	1,854,420
2,267,000		Lansing Trade Group LLC / Lansing Finance Co., Inc. (b)	9.2500	2/15/2019	2,181,987
					5,856,407
		DIVERSIFIED FINANCIAL SERVICES - 1.6%
3,000,000		ILFC E- Capital Trust II (b,c)	6.2500	12/21/2065	2,831,250
6,000,000		Lehman Brothers Holdings, Inc.	6.8750	5/2/2018	630,000
					3,461,250
		ELECTRONICS - 1.0%
2,250,000		Interface Master Holdings, Inc. (b,d)	12.5000	8/1/2018	2,216,250

		ENGINEERING & CONSTRUCTION - 0.7%
1,650,000		Michael Baker International LLC / CDL Acquisition Co., Inc. (b)	8.2500	10/15/2018	1,567,500

		ENTERTAINMENT - 1.5%
3,085,000		International Game Technology	7.5000	6/15/2019	3,293,237

		ENVIRONMENTAL CONTROL - 0.8%
2,250,000		Tervita Corp. (b)	8.0000	11/15/2018	1,687,500

		HEALTHCARE - SERVICES - 1.7%
3,600,000		Covenant Surgical Partners, Inc. (b)	8.7500	8/1/2019	3,609,000

		INSURANCE - 1.9%
3,250,000		MGIC Investment Corp. (a,b)	9.0000	4/1/2063	4,058,438

		INTERNET - 0.9%
2,000,000		Blue Coat Holdings, Inc. (b)	8.3750	6/1/2023	2,022,500

		IRON / STEEL - 0.9%
2,124,000		Optima Specialty Steel, Inc. (b)	12.5000	12/15/2016	1,996,560

		LODGING - 0.9%
2,794,000		Chester Downs & Marina LLC / Chester Downs Finance Corp. (b)	9.2500	2/1/2020	2,102,485

		MISCELLANEOUS MANUFACTURING - 0.7%
1,500,000		Techniplas LLC (b)	10.0000	5/1/2020	1,426,875

		OIL & GAS - 0.8%
2,400,000		Pacific Drilling V Ltd. (b)	7.2500	12/1/2017	1,632,000

		OIL & GAS SERVICES - 0.9%
2,350,000		Seitel, Inc.	9.5000	4/15/2019	1,962,250

		REAL ESTATE - 0.9%
2,000,000		Hunt Co., Inc. (a,b)	9.6250	3/1/2021	1,880,000

		SEMICONDUCTORS - 1.1%
2,000,000		Intel Corp.	2.9500	12/15/2035	2,428,750

		SOFTWARE - 1.5%
1,000,000		First Data Corp. (a,b)	8.7500	1/15/2022	1,045,000
2,250,000		Interface Security Systems Holdings, Inc.	9.2500	1/15/2018	2,278,125
					3,323,125

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015
Principal Amount ($)			Yield (%)	Maturity	Value
		TELECOMMUNICATIONS - 7.5%
4,850,000		Avanti Communications Group PLC (b)	10.0000	10/1/2019	$ 4,171,000
1,500,000		Avaya, Inc. (b)	9.0000	4/1/2019	1,275,000
2,500,000		H2C Holdings, Inc. (b)	11.0000	12/1/2019	2,387,500
1,650,000		Intelsat Luxembourg SA	6.7500	6/1/2018	1,406,625
500,000		Intelsat Luxembourg SA (a)	7.7500	6/1/2021	330,000
500,000		Intelsat Luxembourg SA (a)	8.1250	6/1/2023	325,000
1,500,000		Nortel Networks Ltd. (e)	10.7500	7/15/2016	1,333,125
2,000,000		Palo Alto Networks, Inc. ^	-	7/1/2019	3,255,000
1,650,000		Trilogy International Partners LLC / Trilogy International Finance, Inc. (b)	10.2500	8/15/2016	1,633,500
					16,116,750
		TRANSPORTATION - 2.8%
1,000,000		CEVA Group PLC (a,b)	7.0000	3/1/2021	925,000
2,250,000		CEVA Group PLC (b)	9.0000	9/1/2021	1,996,875
3,000,000		Overseas Shipholding Group, Inc.	8.1250	3/30/2018	3,060,000
					5,981,875

		TOTAL BONDS & NOTES (Cost - $83,086,739)			78,431,220

		CONVERTIBLE BONDS - 16.0%
		AUTO MANUFACTURERS - 1.0%
17,500		Fiat Chrysler Automobiles NV (a)	7.8750	12/15/2016	2,075,850

		COMMERCIAL SERVICES - 2.0%
2,000,000		Albany Molecular Research, Inc.	2.2500	11/15/2018	2,470,000
1,750,000		Live National Entertainment, Inc.	2.5000	5/15/2019	1,823,281
					4,293,281
		ENERGY-ALTERNATE SOURCES - 0.9%
2,125,000		SunEdison, Inc. (a,b)	0.2500	1/15/2020	1,221,833
1,500,000		SunEdison, Inc. (b)	2.3750	4/15/2022	854,062
					2,075,895
		HOLDING COMPANIES-DIVERSIFIED - 1.4%
3,000,000		Horizon Pharma Investment Ltd. (b)	2.5000	3/15/2022	2,956,875

		INTERNET - 2.6%
2,000,000		J2 Global, Inc. (a)	3.2500	6/15/2029	2,372,500
2,750,000		Priceline Group, Inc.	0.3500	6/15/2020	3,229,531
					5,602,031
		LEISURE TIME - 1.7%
3,250,000		Jarden Corp.	1.1250	3/15/2034	3,717,188

		PHARMACEUTICALS - 1.3%
2,750,000		Jazz Investments Ltd (b)	1.8750	8/15/2021	2,794,687

		REITS - 0.9%
1,250,000		American Realty Capital Properties, Inc. (a)	3.0000	8/1/2018	1,185,938
750,000		American Realty Capital Properties, Inc. (a)	3.7500	12/15/2020	692,813
					1,878,751
		SEMICONDUCTORS - 1.5%
1,000,000		Intel Corp. (a)	3.2500	8/1/2039	1,508,750
2,000,000		ON Semiconductor Corp. (b)	1.0000	12/1/2020	1,861,250
					3,370,000
		SOFTWARE - 2.7%
3,000,000		Salesforce.com, Inc.	0.2500	4/1/2018	3,675,000
500,000		Workday, Inc. - Class A (a)	0.7500	7/15/2018	538,750
1,500,000		Workday, Inc. - Class A	1.5000	7/15/2020	1,656,720
					5,870,470

		TOTAL CONVERTIBLE BONDS (Cost - $36,313,888)			34,635,028

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015
Principal Amount ($)			Yield (%)	Maturity	Value
		MORTGAGE BACKED SECURITIES - 20.3%
		U.S. GOVERNMENT AGENCY - 17.3%
15,311,803		Fannie Mae 2012-16 SQ (c,f)	6.3561	11/25/2041	$ 3,182,367
7,710,620		Fannie Mae 2012-103 TS (c,f)	6.3561	9/25/2042	2,181,806
7,812,744		Fannie Mae 2012-103 XS (c,f)	6.2561	4/25/2042	1,391,440
3,985,712		Fannie Mae 2012-118 IN (f)	3.5000	11/25/2042	805,665
14,603,875		Fannie Mae 2012-147 WI (f)	4.0000	1/25/2033	2,385,490
8,452,721		Fannie Mae 2013-70 EI (f)	3.0000	7/25/2028	982,914
1,634,960		Fannie Mae 2014-81 JS (c,f)	5.9061	12/25/2044	311,336
6,166,284		Freddie Mac 3122 DS (c,f)	6.5043	3/15/2036	997,399
10,362,658		Freddie Mac 3747 CS (c,f)	6.3043	10/15/2040	2,490,307
13,793,331		Freddie Mac 3904 HS (c,f)	6.2543	8/15/2041	2,711,628
27,210,148		Freddie Mac 3960 SL (c,f)	6.3043	11/15/2041	5,372,867
15,476,855		Freddie Mac 3972 US (c,f)	5.7543	12/15/2041	2,764,872
11,698,652		Freddie Mac 4096 SM (c,f)	5.8543	8/15/2041	2,857,012
28,212,317		Freddie Mac 4108 SC (c,f)	5.9043	9/15/2042	6,349,123
13,323,478		Freddie Mac 4136 NI (f)	2.5000	11/15/2027	1,342,941
88,629,307		Government National Mortgage Association (a,f)	0.2746	11/16/2043	1,286,202
					37,413,369
		WHOLE LOAN COLLATERAL - 3.0%
4,343,986		Alternative Loan Trust 2005-17 (c)	0.4739	7/25/2035	2,881,322
5,163,268		American Home Mortgage Assets Trust 2006-6 A1A (c)	0.3839	12/25/2046	3,544,697
60,532		Luminent Mortgage Trust 2006-5 A A1A (c)	0.3839	7/25/2036	40,671
					6,466,690

		TOTAL MORTGAGE BACKED SECURITIES (Cost- $41,973,066)			43,880,059

		ASSET BACKED SECURITIES - 14.5%
9,374,510		ACE Securities Corp Home Equity Loan Trust Series 2006-FM2 A2C (c)	0.3539	8/25/2036	3,437,341
4,729,166		Asset Backed Securities Corp Home Equity Loan Trust Series NC 2006-HE4 M1 (c)	0.5039	5/25/2036	2,771,418
996,726		Countrywide Asset-Backed Certificates 2006-24 2A4 (c)	0.4139	6/25/2047	556,915
2,127,284		Countrywide Asset-Backed Certificates 2007-3 2A4 (c)	0.5139	5/25/2047	952,513
2,000,000		Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D (c)	0.6639	3/25/2036	573,996
4,000,000		HSI Asset Securitization Corp Trust 2006-OPT4 M1 (c)	0.5039	3/25/2036	2,124,748
4,534,098		Morgan Stanley ABS Capital I Inc Trust 2006-HE4 A4 (c)	0.4339	6/25/2036	3,035,475
273,022		Morgan Stanley ABS Capital I Inc Trust 2006-HE6 A2B (c)	0.2939	9/25/2036	137,018
832,800		Morgan Stanley ABS Capital I Inc Trust 2006-HE6 A2C (c)	0.3439	9/25/2036	422,275
946,659		Morgan Stanley ABS Capital I Inc Trust 2006-NC5 A2D (c)	0.4239	10/25/2036	585,816
2,873,381		Morgan Stanley ABS Capital I Inc Trust 2007-HE2 A2C (c)	0.3239	1/25/2037	1,619,722
4,568,136		Morgan Stanley ABS Capital I Inc Trust 2007-HE5 A2A (c)	0.3039	3/25/2037	2,550,856
3,406,009		Morgan Stanley ABS Capital I Inc Trust 2007-HE5 A2C (c)	0.4439	3/25/2037	1,937,161
6,153,752		Morgan Stanley ABS Capital I Inc Trust 2007-NC2 A2D (c)	0.5239	2/25/2037	3,784,194
2,536,949		Morgan Stanley ABS Capital I Inc Trust 2007-NC3 A2B (c)	0.3339	5/25/2037	1,740,433
1,284,581		Morgan Stanley Home Equity Loan Trust 2007-1 A2 (c)	0.2939	12/25/2036	732,964
3,000,000		Progress Residential 2015-SFR2 Trust	5.0690	6/12/2032	2,874,537
2,097,003		Saxon Asset Securities Trust 2007-2 A2B (c)	0.3739	5/25/2047	1,430,120
		TOTAL ASSET BACKED SECURITIES (Cost- $33,419,539)			31,267,502

		BANK LOANS - 4.6%
		AGRICULTURE - 0.9%
1,912,059		North Atlantic Trading Co., Inc. (c)	7.7500	1/13/2020	1,897,719

		INTERNET - 3.7%
1,650,000		Active Network, Inc. (c)	9.5000	11/15/2021	1,568,878
2,000,000		iParadigms Holdings LLC (c)	8.2500	7/31/2022	1,990,000
2,676,608		Manwin Licensing Intl SARL (c)	13.5000	10/18/2018	2,917,502
1,650,000		SESAC Holdings, Inc. (c)	9.0000	4/23/2021	1,637,625
					8,114,005

		TOTAL BANK LOANS (Cost - $9,734,706)			10,011,724
Shares
		COMMON STOCK - 0.0%
		OIL & GAS - 0.0%
9,430		Halcon Resources Corp. *			4,998
		TOTAL COMMON STOCK (Cost - $35,574)

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015
Shares
			Dividend ( %)	Maturity	Value
		PREFERRED STOCKS - 7.1%
		AGRICULTURE - 0.7%
15,125		Bunge Limited	4.8750	Perpetual	$ 1,484,216

		DIVERSIFIED FINANCIAL SERVICES - 2.0%
4,351		Ally Financial, Inc. (b)	7.0000	Perpetual	4,386,488

		ENVIRONMENTAL CONTROL - 0.7%
15,000		Stericycle, Inc.	5.2500	9/15/2018	1,523,400

		OIL & GAS- 0.0%
491		Halcon Resources Corp.	5.7500	Perpetual	65,303

		PHARMACEUTICALS - 1.6%
3,750		Allergan PLC (a)	5.5000	3/1/2018	3,537,975

		REITS - 1.3%
25,000		American Tower Corp.	5.5000	2/15/2018	2,405,750
19,560		VEREIT, inc.	6.7000	Perpetual	473,352
					2,879,102
		TELECOMMUNICATIONS - 0.8%
17,500		Frontier Communications Corp. (a)	11.1250	6/29/2018	1,630,125

		TOTAL PREFERRED STOCK (Cost - $16,643,605)			15,506,609
Number of
Contracts **				Expiration
		OPTIONS PURCHASED - 0.3% *
		PUT OPTIONS PURCHASED - 0.3%
250		iShares Russell 2000 ETF @ $107		Nov-15	78,000
2,000		PowerShares QQQ @ $98.00		Nov-15	498,000
		TOTAL OPTIONS PURCHASED (Cost - $382,209)			576,000

		TOTAL INVESTMENTS - 99.1% (Cost - $221,589,326) (g)			$ 214,313,140
		OTHER ASSETS LESS LIABILITIES - 0.9%			1,982,159
		NET ASSETS - 100.0%			$ 216,295,299

Shares
		SECURITIES SOLD SHORT - (6.1) %
		COMMON STOCKS - (5.1) %
		AGRICULTURE - (0.0) %
(600)		Bunge Limited			$ (43,980)

		AUTO MANUFACTURERS - (0.4) %
(69,000)		Fiat Chrysler Automobiles NV			(911,490)

		COMMERCIAL SERVICES - (0.4) %
(34,000)		Albany Molecular Research, Inc.			(592,280)
(12,000)		Live Nation Entertainment, Inc.			(288,480)
					(880,760)
		ENERGY - ALTERNATE SOURCES - (0.1) %
(26,400)		SunEdison, Inc.			(189,552)

		ENVIRONMENTAL CONTROL - (0.1) %
(2,500)		Stericycle, Inc.			(348,275)

		INTERNET - (0.5) %
(7,200)		J2 Global, Inc.			(510,120)
(400)		Priceline Group, Inc.			(494,744)
					(1,004,864)
		LEISURE TIME - (0.3) %
(12,000)		Jarden Corp.			(586,560)

		OIL & GAS - (0.0) %
(9,431)		Halcon Resources Corp.			(4,998)

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015
Shares					Value
		PHARMACEUTICALS - (1.0) %
(3,800)		Allergan PLC			$ (1,032,878)
(31,000)		Horizon Pharma PLC			(614,420)
(3,400)		Jazz Pharmaceuticals PLC			(451,554)
					(2,098,852)
		REITS - (0.2) %
(4,600)		American Tower Corp.			(404,708)

		SEMICONDUCTORS - (0.7) %
(43,400)		Intel Corp.			(1,308,076)
(26,100)		ON Semiconductor Corp.			(245,340)
					(1,553,416)
		SOFTWARE - (0.6) %
(12,500)		Salesforce.com, Inc.			(867,875)
(5,700)		Workday, Inc. - Class A			(392,502)
					(1,260,377)
		TELECOMMUNICATIONS - (0.8) %
(91,000)		Frontier Communications Corp.			(432,250)
(7,000)		Palo Alto Networks, Inc.			(1,204,000)
					(1,636,250)

		TOTAL COMMON STOCK SOLD SHORT (Proceeds - $11,987,875)			(10,924,082)

		EXCHANGE TRADED FUNDS - (0.6) %
(4,000)		iShares Nasdaq Biotechnology ETF (Proceeds- $1,165,459)			(1,213,320)

		REVERSE REPURCHASE AGREEMENT - (0.4) %	Dividend ( %)	Maturity
(1,000,000)		JPM Repo (Proceeds - $1,000,000)	0.9600	10/14/2015	(1,000,000)

		TOTAL SECURITIES SOLD SHORT - (Proceeds - $14,153,334)			$ (13,137,402)
Number of
Contracts **				Expiration
		OPTION WRITTEN - (0.0) %
		PUT OPTION WRITTEN - (0.0) %
(250)		iShares Russell 2000 ETF @ $99.00 (Proceeds - $33,295)		Nov-15	$ (30,000)

		REIT - Real Estate Investment Trust
		Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.
	^	Zero coupon security. The rate shown ins the effective rate at purchase.
	*	Non income producing.
	**	Each option contract allows the holder of the option to sell 100 shares of the underlying security.
	(a)	All or part of the security was held as collateral for securities sold short as of September 30, 2015. These securities amounted to $29,520,419.
	(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions.
		exempt from qualified institutional buyers. At September 30, 2015, these securities amounted to $68,236,610 or 31.5% of
		net assets.
	(c)	Variable rate security - interest rate subject to period change. The rate shown is the effective rate as of September 30, 2015.
	(d)	Paid in kind.
	(e)	Security in default.
	(f)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp.("Freddie Mac") and Federal National Mortgage Association ("Fannie Mae") currently operate under a federal conservatorship.

	(g)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding securities sold short) is $221,589,326 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
				Unrealized Appreciation:	$ 5,352,441
				Unrealized Depreciation:	(12,628,627)
				Net Unrealized Depreciation:	$ (7,276,186)

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015

OPEN OTC CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION PURCHASED
Reference Entity		Counterparty	Protection Premium Rate	Termination Date	Notional Principal	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Arrow Electronics, Inc.		JP Morgan	(1.00%)	6/20/2018	$ 1,000,000	$ 1,018,320	$ 22,715	$ (41,036)
Computer Associates Corp.		JP Morgan	(1.00%)	6/20/2018	1,000,000	1,015,680	7,828	(23,505)
Computer Associates Corp.		JP Morgan	(1.00%)	12/20/2019	1,000,000	1,011,310	-	(11,314)
Cardinal Health, Inc.		JP Morgan	(1.00%)	6/20/2018	1,000,000	1,024,010	(21,063)	(2,949)
Cardinal Health, Inc.		JP Morgan	(1.00%)	12/20/2019	1,000,000	1,033,180	(30,003)	(3,175)
Campbell Soup Company		JP Morgan	(1.00%)	6/20/2018	1,000,000	1,021,490	(18,020)	(3,467)
Campbell Soup Company		JP Morgan	(1.00%)	6/20/2019	1,000,000	1,025,540	(14,586)	(10,950)
Cambells soup company		JP Morgan	(1.00%)	9/20/2020	1,000,000	1,026,170	(19,756)	(6,419)
Computer Sciences Corporation		JP Morgan	(1.00%)	6/20/2018	1,000,000	1,013,890	26,491	(40,381)
Computer Sciences Corporation		JP Morgan	(1.00%)	6/20/2019	1,000,000	1,155,310	(205,909)	50,604
Quest Diagnostics Inc.		JP Morgan	(1.00%)	6/20/2018	1,000,000	1,016,900	10,746	(27,647)
Quest Diagnostics Inc.		JP Morgan	(1.00%)	6/20/2019	1,000,000	1,015,530	12,836	(28,369)
Eastman Chemical Co.		JP Morgan	(1.00%)	6/20/2018	1,000,000	1,006,800	(3,958)	(9,507)
Eastman Chemical Co.		JP Morgan	(1.00%)	3/20/2020	1,000,000	1,000,790	(6,803)	6,011
Federated Department Stores, Inc.		JP Morgan	(1.00%)	6/20/2018	1,000,000	1,012,720	(1,480)	(11,236)
Federated Department Stores, Inc.		JP Morgan	(1.00%)	12/20/2019	1,000,000	1,000,640	(10,824)	10,186
Hasbro, Inc.		JP Morgan	(1.00%)	6/20/2019	1,000,000	1,018,490	(3,894)	(14,592)
Hasbro, Inc.		JP Morgan	(1.00%)	6/20/2019	1,000,000	1,018,490	(4,867)	(13,619)
Kohl's Corp.		JP Morgan	(1.00%)	9/20/2019	1,500,000	1,492,125	22,236	(14,363)
New York Times Co.		JP Morgan	(1.00%)	12/20/2019	1,000,000	999,560	33,025	(32,587)
New York Times Co.		JP Morgan	(1.00%)	3/20/2020	1,000,000	994,110	25,966	(20,074)
Pitney Bowes, Inc.		JP Morgan	(1.00%)	9/20/2019	1,500,000	1,496,865	(3,654)	6,794
Packaging Corporation of America		JP Morgan	(1.00%)	6/20/2018	1,000,000	1,014,610	12,193	(26,800)
Tyson Foods, Inc.		JP Morgan	(1.00%)	6/20/2019	500,000	511,940	-	(11,942)
The Western Union Company		JP Morgan	(1.00%)	3/20/2019	500,000	504,405	19,604	(24,010)
The Western Union Company		JP Morgan	(1.00%)	6/20/2018	500,000	506,325	14,762	(21,086)
Xerox Corporation		JP Morgan	(1.00%)	9/20/2018	500,000	504,305	16,945	(21,248)
Xerox Corporation		JP Morgan	(1.00%)	3/20/2019	1,000,000	1,004,400	(950)	(3,447)
Xerox Corporation		JP Morgan	(1.00%)	12/20/2019	1,000,000	995,190	(13,436)	18,247
		NET UNREALIZED DEPRECIATION FROM CREDIT DEFAULT SWAPS						$ (331,881)

OPEN CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS ON CREDIT INDICES
		Counterparty	Protection Premium Rate	Termination Date	Notional Principal	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation
Protection Purchased:
CDX.NA.IG.21 5-Year Index		JP Morgan	(1.00)%	12/20/2018	$1,000,000	1,010,740	$ 17,405	$ 6,665
CDX.NA.IG.21 5-Year Index		JP Morgan	(1.00)%	12/20/2018	1,000,000	1,010,740	17,529	6,788
NET UNREALIZED APPRECIATION FROM CREDIT DEFAULT SWAPS ON CREDIT INDICES								$ 13,453
CENTRALLY CLEARED INTERST RATE SWAPS
Floating Rate Index								Unrealized
	Pay/Receive	Fixed		Termination	Notional	Market		Appreciation
	Floating Rate	Rate	Counterparty	Date	Principal	Value		(Depreciation)
3-Month USD- LIBOR	Pay	1.60%	JP Morgan	9/3/2020	$10,000,000		$ (101,867)	$ (101,867)
3-Month USD- LIBOR	Receive	1.59%	JP Morgan	9/3/2020	20,000,000		194,775	194,775
3-Month USD- LIBOR	Pay	2.47%	JP Morgan	7/2/2025	15,000,000		(644,673)	(644,673)
3-Month USD- LIBOR	Pay	1.78%	JP Morgan	7/14/2020	50,000,000		(984,085)	(984,085)
3-Month USD- LIBOR	Pay	1.83%	JP Morgan	7/15/2016	3,000,000		(64,924)	(64,924)
3-Month USD- LIBOR	Pay	2.57%	JP Morgan	7/6/2025	25,000,000		(1,293,882)	(1,293,882)
3-Month USD- LIBOR	Receive	1.66%	JP Morgan	8/14/2020	11,000,000		146,186	146,186
3-Month USD- LIBOR	Receive	2.30%	JP Morgan	9/17/2025	7,000,000		181,364	181,364
3-Month USD- LIBOR	Receive	2.36%	JP Morgan	5/13/2025	27,000,000		904,928	904,928
3-Month USD- LIBOR	Pay	1.03%	JP Morgan	4/1/2017	19,500,000		(117,040)	(117,040)
3-Month USD- LIBOR	Pay	1.83%	JP Morgan	4/1/2019	15,000,000		(374,123)	(374,123)
3-Month USD- LIBOR	Receive	2.85%	JP Morgan	4/1/2024	11,700,000		917,567	917,567
3-Month USD- LIBOR	Receive	2.88%	JP Morgan	4/3/2024	2,920,000		233,614	233,614
3-Month USD- LIBOR	Pay	1.00%	JP Morgan	4/3/2017	5,430,000		(30,724)	(30,724)
3-Month USD- LIBOR	Pay	1.82%	JP Morgan	4/3/2019	4,180,000		(103,425)	(103,425)
3-Month USD- LIBOR	Pay	1.82%	JP Morgan	7/31/2019	8,000,000		(195,570)	(195,570)
3-Month USD- LIBOR	Pay	2.24%	JP Morgan	9/21/2025	15,000,000		(310,153)	(310,153)
3-Month USD- LIBOR	Receive	2.14%	JP Morgan	9/28/2015	11,000,000		115,380	115,380
3-Month USD- LIBOR	Pay	1.17%	JP Morgan	7/31/2017	17,000,000		(141,206)	(141,206)
3-Month USD- LIBOR	Receive	2.59%	JP Morgan	7/31/2024	6,000,000		333,657	333,657
3-Month USD- LIBOR	Pay	1.88%	JP Morgan	8/14/2020	10,000,000		(263,906)	(263,906)
	NET UNREALIZED DEPRECIATION FROM INTEREST RATE SWAPS							$ (1,598,107)

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015

"The following is a summary of significant accounting policies followed by the Fund in preparation of its Portfolio of Investments. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. The value of the credit default swap agreements entered by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the market, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements. The value of interest rate swap agreements entered into by the Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s CME price.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its is determined entirety, based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets +	Level 1	Level 2	Level 3	Total
Investments
Bonds & Notes	$ -	$ 78,431,220	$ -	$ 78,431,220
Convertible Bonds	-	34,635,028	-	34,635,028
Mortgage Backed Securities	-	43,880,059	-	43,880,059
Asset Backed Securities	-	31,267,502	-	31,267,502
Bank Loans	-	10,011,724	-	10,011,724
Common Stock	4,998	-	-	4,998
Preferred Stocks	-	15,506,609	-	15,506,609
Total Investments	$ 4,998	$ 213,732,142	$ -	$ 213,737,140
Derivatives
Purchase Options	$ 576,000	$ -	$ -	$ 576,000
Swaps	-	3,132,766	-	3,132,766
Total Derivatives	$ 576,000	$ 3,132,766	$ -	$ 3,708,766
Total Assets	$ 580,998	$ 216,864,908	$ -	$ 217,445,906
Liabilities +
Securities Sold Short - Common Stocks	$ (10,924,082)	$ -	$ -	$ (10,924,082)
Securities Sold Short - Exchange Traded Funds	(1,213,320)	-	-	(1,213,320)
Reverse Repurchase Agreement	(1,000,000)	-	-	(1,000,000)
Written Options	(30,000)	-	-	(30,000)
Derivatives- Swaps	-	(5,049,301)	-	(5,049,301)
Total Liabilities	$ (13,167,402)	$ (5,049,301)	$ -	$ (18,216,703)

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

+ See Portfolio of Investments for industry classification.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund.  The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments.  The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty risk: Counterparty risk is the risk that the Fund's counterparties might default on their obligation to pay or perform generally on their obligations.

Swap Contracts – The Funds are subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing their investment objective. The Funds may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Funds calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

Interest Rate Swaps - Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralize swap agreements with cash and certain securities if indicated on the Schedule of Investments of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
Volume -The notional value of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Portfolio of Investments serve as indicators of the volume of derivative activity for the Fund.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2015

The number of option contracts written and the premiums received by the Fund for the period December 31, 2014 to September 30, 2015, were as follows:

	Written Call Options		Written Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, December 31, 2014	-	-	-	-
Options Written	400	41,315	1,783	150,058
Options Closed	(400)	(41,315)	(1,533)	(116,763)
Options Expired	-	-	-	-
Options outstanding, September 30, 2015	-	-	250	33,295

Security in Default - During the period ended September 30, 2015, the Fund recognized no interest income related to its investment in Nortel & Lehman.

Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund’s entry into reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. Reverse repurchase agreements can be viewed as constituting a form of borrowing or of a financing transaction by the Fund (i.e., a “senior security”), but to the extent the Fund covers its commitment under such transactions by the segregation or “earmarking” of assets (determined in accordance with procedures adopted by the Trustees), equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds.

The weighted average daily balance of reverse repurchase agreements outstanding during the period ended September 30, 2015 was approximately $252,950 at a weighted average interest rate of 0.19%. The reverse repurchase agreements were outstanding for 76 days. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $1,563,000 on February 26, 2015 which was 0.75% of total assets.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

*/s/ Andrew Rogers

Andrew Rogers, President/Principal Executive Officer

Date 11/25/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Andrew Rogers

Andrew Rogers, President/Principal Executive Officer

Date 11/25/15

By (Signature and Title)

*/s/ Kevin Wolf

Kevin Wolf, Treasurer/Principal Financial Officer

Date 11/25/15